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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 9, 2005

                          GLADSTONE CAPITAL CORPORATION
             (Exact name of registrant as specified in its chapter)

             Maryland                   814-00237              54-2040781
   (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)              File Number)        Identification No.)

                1616 Anderson Road, Suite 208
                       McLean, Virginia                           22102
           (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (703) 286-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 9, 2005, Gladstone Capital Corporation issued a press release announcing its financial results for the quarter ended December 31, 2004, the first quarter of the fiscal year ending September 30, 2005. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

Exhibit No.    Description
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99.1           Press release dated February 9, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Gladstone Capital Corporation
                                        (Registrant)

February 9, 2005
                                        By: /s/ Harry Brill
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                                            Harry Brill, Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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99.1           Press release dated February 9, 2005